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                                                                   EXHIBIT 10.54

September 16, 1997


Physician Health Corporation
990 Hammond Drive
Suite 300
Atlanta, Georgia  30328-5582

     Re: Credit Agreement, dated as of December 31, 1996, among Physician Health Corporation (the "Company"), the Lenders referred to therein, and NationsCredit Commercial Corporation ("NationsCredit"), as Agent (as amended from time to time to and including the date hereof, the "Credit Agreement")

Ladies/Gentlemen:

          Capitalized terms used in this letter and not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.

          NationsCredit hereby certifies to the Company that NationsCredit is the holder of the Credit Agreement described above.

          NationsCredit further certifies to the Company that the total amount necessary to pay in full all of the outstanding liabilities and indebtedness (collectively, the "LIABILITIES") of the Company to NationsCredit under the Credit Agreement and the other Financing Documents (other than the Warrant) is as follows:

     (i)   Aggregate outstanding principal
           balance of the Liabilities.....                  $100,000.00

     (ii)  Fees and Disbursements
           of Kilpatrick Stockton LLP.....                  $ 51,299.77

     (iii) Total pay-off amount on the
           Liabilities (sum of (i)-(ii))..                  $151,299.77
                                                            -----------

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Physician Health Corporation
September 16, 1997
Page 2

          Payment of the foregoing sums due to NationsCredit should be made to NationsCredit by way of a wire transfer of immediately available funds, by no later than 5:00 p.m. (EST) on September 19, 1997 (the "Settlement Date"), directed as follows:

          Bank Name:  First National Bank of Chicago
          City & State:  Chicago, Illinois
          ABA Routing No.:  071000013
          For Credit to:  NationsCredit Commercial Corporation
          Account No.:  52-56933
          Ref:  Physician Health Corporation

          Payment of the foregoing sums due to Kilpatrick Stockton LLP should be made to Kilpatrick Stockton LLP by way of a wire transfer of immediately available funds, by no later than 5:00 p.m. (EST) on the Settlement Date, directed as follows:

          Bank Name:  Wachovia Bank, N.A.
          City & State:  Atlanta, Georgia
          ABA Routing No.:  061000010
          For Credit to:  Kilpatrick Stockton Operating Account
          Account No:  12659288
          Ref:  N0051/098034

          NationsCredit hereby agrees that, upon delivery by the Company to NationsCredit on or before the Settlement Date of one or more certificates representing 40,000 shares of the Company's Common Stock issued in the name of NationsCredit together with the officer's certificate attached hereto as Exhibit A, NationsCredit will return to the Company its Warrant for
---------
cancellation. The Company acknowledges that the return of the Warrant constitutes payment in full for the shares of Common Stock being issued to NationsCredit hereunder.

          NationsCredit hereby further agrees with the Company and each Subsidiary (collectively, the "Credit Parties") that, upon payment to NationsCredit and Kilpatrick Stockton LLP on or before the Settlement Date of the foregoing sums in immediately available funds and delivery on or before the Settlement Date of the 40,000 shares of Common Stock in accordance with the preceding paragraphs, (i) the Credit Parties will not be indebted to NationsCredit for any reason under the Credit Agreement or the other Financing Documents with respect to any amounts owing under the Credit Agreement (including without limitation the fees and expenses of NationsCredit's counsel in connection with negotiating and consummating this agreement), and any and all such indebtedness shall be deemed paid and satisfied in full, except for the indemnities provided to NationsCredit in Section 8.05 of the Credit Agreement which shall survive the

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Physician Health Corporation
September 16, 1997
Page 3

execution, delivery and performance hereof, (ii) the Credit Agreement, the other Financing Documents and all of NationsCredit's security interests in, security titles to and other liens on all real and personal property assets and fixtures of the Credit Parties will be automatically terminated and released, except for the indemnities provided to NationsCredit in Section 8.05 of the Credit Agreement which shall survive the execution, delivery and performance hereof, and (iii) NationsCredit will execute any and all Uniform Commercial Code financing statement terminations, mortgage releases, deed of trust releases and other such lien release documents as the Company may reasonably request in order to evidence or otherwise give public notice of such collateral terminations and releases (provided, however, that any and all such termination statements, mortgage releases, trademark releases and other such documents must be prepared and recorded at the Company's expense).

          The Company hereby agrees that NationsCredit (or any affiliate of NationsCredit then holding the Common Stock issued to NationsCredit pursuant to this Agreement) may, at any time within thirty (30) days after the date on which the Company shall complete an underwritten initial public offering (an "IPO") of its Common Stock, by notice to the Company, demand redemption of the Common Stock issued to NationsCredit pursuant to this agreement, at the price per share to public of the Company's Common Stock as set forth in the final prospectus for such IPO (the "Redemption Price"), whereupon the Company shall redeem such Common Stock by payment of the Redemption Price for such shares on or before the fifth (5th) Business Day after receipt of notice of such demand, in immediately available funds, by wire transfer to NationsCredit (or its affiliate holding such shares) at its account specified in the notice of redemption, and NationsCredit (or such affiliate) shall thereupon promptly surrender the redeemed stock to the Company for cancellation. The Company further agrees that it shall promptly notify NationsCredit in writing of the completion of its initial IPO.

          In consideration of NationsCredit's agreements set forth above and NationsCredit's release set forth below, each Credit Party, for itself and on behalf of its successors, heirs, legal representatives, officers, directors, agents, shareholders, employees and assigns and including without limitation any trustee, receiver, custodian or conservator who may be hereafter appointed for such person or all or any portion of such person's assets (collectively, the "Derivative Claimants"), hereby releases and forever discharges NationsCredit
---------------------
and its officers, directors, shareholders, employees, affiliates, attorneys, agents, successors and assigns (NationsCredit and such other persons being hereinafter collectively referred to as the "Released Parties"), of and from any
                                             ----------------
and all claims, defenses, counterclaims or other liabilities, whether known or unknown, and whether in contract or in tort or arising under any statute or otherwise, which any Credit Party, or any Derivative Claimant, may have against NationsCredit or any of the other Released Parties and which arise out of or in any way relate to any actions or inactions taken or omitted by NationsCredit or any of the other Released Parties on or prior to the

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Physician Health Corporation
September 16, 1997
Page 4

Settlement Date in connection with the negotiation, execution, delivery, performance, administration, operation or enforcement of any of the Financing Documents, any of the Loans or any of the Collateral, and including without limitation any and all such claims, defenses, counterclaims or other liabilities which may be based on allegations of breach of contract, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, bad faith, lender malpractice, undue influence, duress, economic coercion, tortious interference with contractual relations, misuse of control, or interference with management. Nothing contained in this paragraph, however, shall be deemed to be an admission of any liability by NationsCredit or any of the other Released Parties to any Credit Party, any Derivative Claimant or any other Person or a release of NationsCredit from any of its obligations under
this Release.   In furtherance and not in limitation of the first sentence of this paragraph, each Credit Party also hereby covenants and agrees, on behalf of itself and all of its Derivative Claimants, not to sue or prosecute any action against NationsCredit or any other Released Party with respect to any of the matters contemplated within the scope of the release provided in the first sentence of this paragraph.

          In consideration of the releases granted by the Credit Parties above, and subject to NationsCredit's and Kilpatrick Stockton LLP's prior receipt of the payments and other items referred to above on or before the Settlement Date provided above, NationsCredit (for itself and on behalf of its Derivative Claimants) hereby releases and forever discharges the Credit Parties and the Credit Parties' respective Derivative Claimants of and from any and all claims, defenses, counterclaims or other liabilities, whether known or unknown and whether in contract or in tort or arising under any statute or otherwise, which NationsCredit may have against the Credit Parties and which arise out of or in any way relate to any actions or inactions taken or omitted by the Credit Parties on or prior to the Settlement Date in connection with the negotiation, execution, delivery, performance, administration, operation or enforcement of any of the Financing Documents or any of the Loans or the Collateral. Nothing contained in this paragraph, however, shall be deemed to be an admission of any liability by any Credit Party to the NationsCredit or any other Person or a release of any Credit Party from such Credit Party's obligations under this Release. In furtherance and not in limitation of the first sentence of this paragraph, but subject to NationsCredit's prior receipt of the aforesaid items by the deadline set forth above, NationsCredit also hereby covenants and agrees, on behalf of itself and all of its Derivative Claimants, not to sue or prosecute any action against any Credit Party with respect to any of the matters contemplated within the scope of the release provided in the first sentence of this paragraph. Notwithstanding anything herein to the contrary, however, this paragraph shall not become effective unless and until the items referred to above are paid and/or provided to NationsCredit and Kilpatrick Stockton LLP on or before the Settlement Date provided above.

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Physician Health Corporation
September 16, 1997
Page 5

          To evidence your agreement with the provisions hereof, please cause each of the Credit Parties to sign the copies of this letter in the places provided below and return two executed originals to NationsCredit at the above address, together with the certificate(s) for the 40,000 shares of Common Stock and the other items set forth herein (other than the payments which should be made by wire transfer as provided above). Once NationsCredit has confirmed timely receipt of all items required herein, it will return the canceled Warrant to the Company, together with all original notes and guaranties delivered to and held by NationsCredit as a part of the Financing Documents, marked "paid", all share certificates evidencing pledged stock and all other items of Collateral held by NationsCredit, and UCC-3 terminations statements for each of the financing statements filed by NationsCredit in connection with the Credit Agreement.

          This letter shall inure to the benefit of and shall be binding upon the successors, assigns and affiliates of the parties hereto, and this letter may not be modified or amended except by a written agreement executed by the parties hereto. This letter is executed and delivered in, and shall be governed, construed and enforced according to the laws of, the State of Georgia, without regard to its conflict of laws principles. This letter may be executed in counterparts, all of which shall constitute one and the same instrument.

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Physician Health Corporation
September 16, 1997
Page 6

          Each Credit Party and NationsCredit acknowledge that they have fully read and examined this letter, have consulted their respective attorneys in connection therewith, and are entering into this letter voluntarily, with full knowledge of the effect and consequences of the terms and conditions of this letter.


                                       Very truly yours,

                                       NATIONSCREDIT COMMERCIAL
                                       CORPORATION

                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

ACCEPTED AND AGREED
this __ day of September, 1997:

PHYSICIAN HEALTH CORPORATION


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

PHC PHYSICIAN NETWORKS, INC.

By:
    --------------------------------
Title:
       -----------------------------

PHC PALM BEACH, INC.

By:
    --------------------------------
Title:
       -----------------------------

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Physician Health Corporation
September 16, 1997
Page 7


PHC CENTRAL FLORIDA, INC.

By:
    --------------------------------
Title:
       -----------------------------

PRIMARY CARE SPECIALISTS OF
CENTRAL FLORIDA, INC.

By:
    --------------------------------
Title:
       -----------------------------


PRIMARY CARE SPECIALISTS
OF GEORGIA, INC.

By:
    --------------------------------
Title:
       -----------------------------

PHC - ST. LOUIS ACQUISITION
SUBSIDIARY I, INC.

By:
    --------------------------------
Title:
       -----------------------------

PHC - ORLANDO ACQUISITION
SUBSIDIARY II, INC.

By:
    --------------------------------
Title:
       -----------------------------

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Physician Health Corporation
September 16, 1997
Page 8


PHC - ACQUISITION SUBSIDIARY II, INC.

By:
    --------------------------------
Title:
       -----------------------------

PHC - MIDWEST, INC.

By:
    --------------------------------
Title:
       -----------------------------

METROPOLITAN PLASTIC &
RECONSTRUCTIVE SURGERY, LTD.

By:
    --------------------------------
Title:
       -----------------------------

JOHN W. DAAKE, INC.

By:
    --------------------------------
Title:
       -----------------------------

SURGICAL GROUP SOUTH, L.L.C.

By:
    --------------------------------
Title:
       -----------------------------

EYE CARE SERVICES OF MISSOURI,
INC.

By:
    --------------------------------
Title:
       -----------------------------

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Physician Health Corporation
September 16, 1997
Page 9


GREATER CINCINNATI GASTROENTROLOGY
ASSOCIATES, INC.

By:
    --------------------------------
Title:
       -----------------------------

MHOA TEXAS I, INC.

By:
    --------------------------------
Title:
       -----------------------------

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